Exhibit 10.2

CERTAIN INFORMATION IDENTIFIED WITH [***] HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

CHANGE ORDER No. 1

This Change Order No.1 (“Change Order”) is made effective as of 31 March 2022 (“Change Order No. 1 Effective Date”) by and between Novavax, Inc., a Delaware corporation having a place of business at 21 Firstfield Rd., Gaithersburg, MD 20878 (“Purchaser”) and SK bioscience Co., Ltd., a company incorporated in the Republic of Korea having a place of business at 310 Pangyo-ro, Bundang-gu, Seongnam-si, Gyeonggi-do, 13494 Korea (“Supplier”) in accordance with terms and conditions of certain Collaboration and License Agreement dated 12 February, 2021, as amended by the First Amendment to Collaboration and License Agreement dated 23 December, 2021 (“CLA”).
RECITALS
WHEREAS, Purchaser and Supplier entered into the Statement of Work No. 1 dated 23 December, 2021 (“SOW”).
WHEREAS, the Parties desire to amend certain provisions of the SOW.
NOW THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth and other good and valuable consideration, the receipt of which is hereby acknowledged by the Parties, the Parties hereto agree that the SOW are amended by this Change Order as follows,

1.Description of Change Order
1.1.This Change Order shall apply only to the Batches that were manufactured under the SOW prior to the shutdown of Supplier’s Facility for the maintenance activities on 14 February, 2022 and that have not been Released by Supplier to Purchaser as of the Change Order No.1 Effective Date (“Subject Batches”).
1.2.From the Change Order No. 1 Effective Date until 30 June, 2022 (“End Date”) , Purchaser shall assume the responsibility for contracting with [***] for certain testing services to support the Release of the Subject Batches and Supplier will not charge or invoice Purchaser for the [***] Fee specified in applicable SOWs or any possible applicable [***]. Following June 30, 2022, the responsibility for contracting with [***] for such test services for all Batches produced under this SOW, including, without limitation, the Subject Batches for which testing services have not been performed, shall revert to Supplier.
1.3.Nothing in this Change Order will be construed a waiver of Purchaser’s right to raise any quality issues with respect to the Subject Batches to be released by Supplier. Except as expressly provided herein, all terms and conditions of the CLA, SOW and relevant Quality Agreement, including remedies for non-conformance shall remain unchanged and in full force and effect in accordance with their respective terms.
2.Effectiveness of Change Order. Except as amended hereby or other change orders agreed between Purchaser and Supplier, the SOW shall remain in full force and effect. All capitalized terms used in this Change Order and not otherwise defined herein shall have the meanings described to such terms in the CLA.

3.Counterparts. This Change Order may be executed in counterparts, each of which shall be deemed an original, and all of which, taken together, shall constitute one and the same instrument. This Change Order shall be effective upon full execution by electronic transmission or original, and an electronically transmitted signature hall be deemed to be and shall be as effective as an original signature.

IN WITNESS WHEREOF, The Parties hereto have caused this Change Order to be signed by their duly authorized representative.

For Purchaser:
Novavax, Inc.
By: /s/ Johnathan Wallinger
Name: Jonathan Wallinger
Title: VP, Associate General Counsel
Date: 2022-03-31

For Supplier:
SK bioscience Co., Ltd.
By: /s/ [***]
Name: [***]
Title: [***]
Date: 2022-03-31